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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 5, 1998

                              W. R. GRACE & CO.
                             --------------------
             (Exact name of registrant as specified in its charter)

    Delaware                  1-13953                     65-0773649
-----------------        ------------------        --------------------
(State or other          (Commission File              (IRS Employer
jurisdiction of               Number)                Identification No.)
incorporation)

             One Town Center Road, Boca Raton, Florida 33486-1010
           --------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: 561/362-2000

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ITEM 5. OTHER EVENTS.

         On May 5, 1998, W. R. Grace & Co. ("Company") announced its consolidated results of operations for the quarter ended March 31, 1998. The Company's May 5, 1998 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The Company's May 5, 1998 press release and accompanying financial and statistical data are filed as an exhibit hereto.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                          W. R. GRACE & CO.
                                        ---------------------
                                             Registrant



                                        By: /s/ Kathleen A. Browne
                                      -----------------------------
                                              Kathleen A. Browne
                                        Vice President and Controller



Dated: May 11, 1998


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                               W. R. GRACE & CO.

                          Current Report on Form 8-K

                                 Exhibit Index


Exhibit No.     Description
-----------     -----------
99.1            Press Release dated May 5, 1998 and accompanying financial and statistical data